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NYCB   NEW YORK COMMUNITY                               SYNERGY
       BANCORP, INC.

FOR IMMEDIATE RELEASE

Contact: Ilene A. Angarola                        Contact:  Kevin M. McCloskey
         First Senior Vice President                        Senior Vice President and
           and Director, Investor Relations                   Chief Operating Officer
         New York Community Bancorp, Inc.                   Synergy Financial Group, Inc.
         (516) 683-4420                                     (908) 272-3838, ext. 3292
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                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
                    TO ACQUIRE SYNERGY FINANCIAL GROUP, INC.
                    ----------------------------------------

    Transaction Expands New York Community's Franchise in Central New Jersey
    ------------------------------------------------------------------------

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                             Transaction Highlights
                             ----------------------

     o Earnings-accretive: Immediately accretive to NYB's diluted GAAP and cash earnings per share.

     o Capital-accretive: Immediately accretive to NYB's tangible book value per share.

     o Expands the franchise: Adds 20 branches to NYB's franchise in central New Jersey.

     o Increases market share: Boosts NYB's market position from 19th to 9th in Union County, while strengthening its market share in the counties of Monmouth and Middlesex.

     o Attractive transaction metrics: Core deposit premium = 12.3%; total deposit premium = 10.2%; price to tangible book value = 1.6x.

     o Enhances profitability: Significant opportunities for cost savings and profitable deployment of post-merger cash flows into multi-family and other higher-yielding loans.

--------------------------------------------------------------------------------

Westbury, N.Y. and Cranford, N.J., May 13, 2007 - New York Community Bancorp, Inc. (NYSE: NYB), the $30.3 billion holding company for New York Community Bank and New York Commercial Bank, and Synergy Financial Group, Inc. (NASDAQ/Global
Market: SYNF) ("Synergy"), the $966.5 million holding company for Synergy Bank, today announced the signing of a definitive agreement pursuant to which Synergy will merge with and into New York Community Bancorp.

The proposed transaction will add 20 branches to New York Community Bancorp's franchise in New Jersey, where it currently has 32 branches, including 24 branches that were acquired on April 2, 2007 in connection with its acquisition of PennFed Financial Services, Inc., the parent company of Penn Federal Savings Bank. The combined New Jersey franchise will have 52 branches serving customers in six counties, including 28 in the central New Jersey counties of Union, Monmouth, and Middlesex. On a pro forma basis, the addition of Synergy's 20 branches will boost New York Community Bancorp's market rank from 20 to 10 in these three counties, combined.

                                  - continued -

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                                                                               2


New York Community Bancorp, Inc. to Acquire Synergy Financial Group, Inc.
-------------------------------------------------------------------------

Under the terms of the agreement, which has been unanimously approved by the Boards of Directors of both companies, Synergy shareholders will receive 0.80 of a share of New York Community Bancorp common stock in a tax-free exchange for each share of Synergy common stock held at the closing date. Based on New York Community Bancorp's closing price of $17.73 on May 11, 2007, the transaction values each share of Synergy at $14.18. The transaction has an approximate value of $168.4 million, representing approximately 1.6 times Synergy's tangible book value at March 31, 2007. In addition, the transaction value represents a 12.3% core deposit premium and a total deposit premium of 10.2% at that date.

Consistent with New York Community Bancorp's history of accretive transactions, the acquisition is expected to be immediately accretive to its diluted GAAP and cash earnings per share. The transaction is expected to be completed in the fourth quarter of 2007, pending the approval of Synergy's shareholders and the approval of state and federal regulatory agencies. In connection with their approval of the definitive agreement, the directors and certain executive officers of Synergy, who collectively own approximately 11.6% of its shares outstanding, have each entered into a voting agreement in favor of the transaction.

Synergy was advised by Sandler O'Neill & Partners, L.P. in the transaction, and legal counsel was provided by Malizia Spidi & Fisch, PC. Bear, Stearns & Co. Inc. served as advisor to New York Community Bancorp and Muldoon Murphy & Aguggia LLP served as legal counsel.

Commenting on the transaction, Joseph R. Ficalora, Chairman, President, and Chief Executive Officer of New York Community Bancorp, stated, "We are very excited by this opportunity to strengthen our presence in central New Jersey, and by the extent to which Synergy's branches complement those we acquired in our recent transaction with PennFed. With 155 branches in New York alone, and our growing franchise in New Jersey, we are increasingly well positioned to serve our customers throughout the Metro New York region, and to compete in this highly attractive marketplace.

"It also is worth noting that Synergy shares our commitment to community banking, a fact that will surely facilitate the integration of our banks. We look forward to serving their customer base, to the addition of their deposits, and to the opportunity to generate cash flows for investment in higher-yielding assets through the post-merger repositioning of our combined balance sheet. In addition, the Synergy transaction fulfills the first requirement of any transaction we engage in: It will be immediately accretive to the Company's diluted earnings per share. Furthermore, the transaction will be immediately accretive to our tangible book value per share," Mr. Ficalora said.

John S. Fiore, President and Chief Executive Officer of Synergy, stated, "Today's announcement is in line with our commitment to enhancing shareholder value, and to the customers and the communities we have enjoyed serving for so many years. By joining New York Community--one of the premier community banks in the Metro New York region--we are providing our investors with an opportunity to realize greater returns on their investment, and our customers with access to a significantly broader menu of products and services. In addition, the proximity of our branches to PennFed's in Monmouth, Union, and Middlesex Counties will mean greater convenience for our customers as well as New York Community's.

"I also am very pleased to report that, in connection with our agreement with New York Community Bancorp, the Board of Directors of Synergy has elected to forego certain payments in favor of increasing the quarterly cash dividend to be paid to Synergy's shareholders from $0.06 to $0.07 per share. The increase will take effect in the second quarter of 2007," Mr. Fiore said.

                                  - continued -

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                                                                               3

New York Community Bancorp, Inc. to Acquire Synergy Financial Group, Inc.
-------------------------------------------------------------------------

Company Profiles
----------------

New York Community Bancorp, Inc.
--------------------------------
With assets of $30.3 billion (including those acquired in the recent PennFed transaction), New York Community Bancorp, Inc. is the holding company for New York Community Bank and New York Commercial Bank, and the leading producer of multi-family loans for portfolio in New York City. The fourth largest thrift depository in its market, New York Community Bank has 160 offices serving New York City, Long Island, and Westchester County in New York and Essex, Union, Hudson, Monmouth, Ocean, and Middlesex Counties in New Jersey, and operates through eight local divisions: Queens County Savings Bank, Roslyn Savings Bank, Richmond County Savings Bank, Roosevelt Savings Bank, CFS Bank, First Savings Bank of New Jersey, Ironbound Bank, and Penn Federal Savings Bank. New York Commercial Bank currently has 27 branches serving Manhattan, Queens, Brooklyn, Westchester County, and Long Island, including 17 branches of Atlantic Bank. Additional information about New York Community Bancorp, Inc. and its bank subsidiaries is available at www.myNYCB.com and www.NewYorkCommercialBank.com.

Synergy Financial Group, Inc.
-----------------------------
Synergy Financial Group, Inc. is the $966.5 million holding company for Synergy Bank and Synergy Financial Services, Inc. The Company provides a diversified line of products and financial services to individuals and small to mid-size businesses through a network of 20 branch offices located in Middlesex, Monmouth, and Union Counties in New Jersey. An additional branch office is scheduled to open in Mercer County in June 2007. Additional information about Synergy Financial Group, Inc. and its subsidiaries is available at www.synergyonthenet.com.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities. The proposed transaction will be submitted to Synergy's stockholders for their consideration. New York Community Bancorp, Inc. will file a registration statement containing a proxy statement/prospectus that will be sent to Synergy's stockholders, and other relevant documents concerning the proposed transaction, with the U.S. Securities and Exchange Commission (the "SEC"). Synergy will file relevant documents concerning the proposed transaction with the SEC. WE URGE INVESTORS TO READ THE REGISTRATION STATEMENT CONTAINING THE PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

Investors will be able to obtain these documents free of charge at the SEC's web site (www.sec.gov). In addition, documents filed with the SEC by New York Community Bancorp, Inc. will be available free of charge from the Investor Relations Department, New York Community Bancorp, Inc., 615 Merrick Avenue,
Westbury, New York 11590. Documents filed with the SEC by Synergy will be available free of charge from the Corporate Secretary, Synergy Financial Group, Inc., 310 North Avenue East, Cranford, New Jersey 07016.

The directors, executive officers, and certain other members of management of Synergy Financial Group, Inc. may be soliciting proxies in favor of the transaction from the company's shareholders. For information about these directors, executive officers, and members of management, please refer to Synergy's proxy statement for the 2007 Annual Meeting of Stockholders, which is available on its web site and on the SEC's web site, and at the address provided in the preceding paragraph.


                                  - continued -
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                                                                               4

New York Community Bancorp, Inc. to Acquire Synergy Financial Group, Inc.
-------------------------------------------------------------------------

       Safe Harbor Provisions of the Private Litigation Reform Act of 1995
       -------------------------------------------------------------------

This release, like other written and oral communications presented by New York Community Bancorp, Inc. and Synergy Financial Group, Inc. (the "Companies") and their authorized officers, may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended.

The Companies intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of said safe harbor provisions.

Forward-looking statements, which are based on certain assumptions, may be identified by their reference to future periods and include, without limitation, those statements relating to the anticipated effects of the transaction between the Companies. The following factors, among others, could cause the actual results of the transaction and the expected benefits of the transaction to the combined company and to the Companies' shareholders to differ materially from the expectations stated in this release: the ability of the Companies to consummate the transaction; a materially adverse change in the financial condition or results of operations of either company; the ability of New York Community Bancorp, Inc. to successfully integrate the assets, liabilities, customers, systems, and any management personnel it may acquire into its operations pursuant to the transaction; and the ability to realize the related revenue synergies and cost savings within the expected time frames.

In addition, factors that could cause the actual results of the transaction to differ materially from current expectations include, but are not limited to, general economic conditions and trends, either nationally or locally in some or all of the areas in which the Companies and their customers conduct their respective businesses; conditions in the securities markets or the banking industry; changes in interest rates, which may affect the Companies' net income, the level of prepayment penalties and other future cash flows, or the market value of their assets; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services in the Companies' local markets; changes in the financial or operating performance of the Companies' customers' businesses; changes in real estate values, which could impact the quality of the assets securing the Companies' loans; changes in the quality or composition of the Companies' loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; changes in the customer base of either company; potential exposure to unknown or contingent liabilities of companies targeted for acquisition, or in the process of being acquired, by New York Community Bancorp, Inc; the Companies' timely development of new lines of business and competitive products or services within existing lines of business in a changing environment, and the acceptance of such products or services by the Companies' customers; any interruption or breach of security resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems; the outcome of pending or threatened litigation or of other matters before regulatory agencies, or of matters resulting from regulatory exams, whether currently existing or commencing in the future; environmental conditions that exist or may exist on properties owned by, leased by, or mortgaged to the Companies; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; changes in banking, securities, tax, environmental protection, and insurance law, regulations, and policies, and the ability to comply with such changes in a timely manner; changes in accounting principles, policies, practices, or guidelines; changes in legislation and regulation; operational issues stemming from and/or capital spending necessitated by the potential need to adapt to industry changes in information technology systems, on which the Companies are highly dependent; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board; war or terrorist activities; and other economic, competitive, governmental, regulatory, and geopolitical factors affecting the Companies' operations, pricing, and services. Additionally, the timing and occurrence or non-occurrence of events may be subject to circumstances beyond the Companies' control.

It also should be noted that New York Community Bancorp, Inc. routinely evaluates opportunities to expand through acquisition and frequently conducts due diligence activities in connection with such opportunities. As a result, acquisition discussions and, in some cases, negotiations, may take place in the future, and acquisitions involving cash, debt, or equity securities may occur.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. Except as required by applicable law or regulation, the Companies disclaim any obligation to update any forward-looking statements.